UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

OXFORD SQUARE CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-50398	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
6.50% Notes due 2024	OXSQL	NASDAQ Global Select Market LLC
6.25% Notes due 2026	OXSQZ	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 30, 2019, Oxford Square Capital Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019. The text of the press release is included as Exhibit 99.1 to this Form 8-K. Additionally, on July 30, 2019, the Company made available on its website, www.oxfordsquarecapital.com, supplemental investor information with respect to the earnings release.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth under this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 26, 2019, the Company held its Annual Meeting of Stockholders (the “Meeting”). Set forth below are the proposals voted upon at the Meeting, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on June 11, 2019, and the final voting tabulation reported by the Company’s inspector of elections.

The Company’s Board of Directors fixed the close of business on May 31, 2019 as the record date for identifying those stockholders entitled to notice of, and to vote at, the Meeting.  A total of 47,650,959 shares of the Company’s common stock were entitled to vote at the Meeting. A quorum of the stockholders was present at the Meeting. The final voting results for each of the proposals were as follows:

Proposal 1. Stockholders elected one nominee for director, who will serve for a three-year term to expire at the 2022 Annual Meeting of Stockholders based on the following votes:

Name	For	Withheld	Broker Non- Votes
Richard W. Neu	12,229,247.32	4,360,542.66	27,974,995

Proposal 2. Stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based on the following votes:

For	Against	Abstain	Broker Non-Votes
43,270,747.32	779,183.66	514,854	—

Item 9.01 Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release dated July 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2019	OXFORD SQUARE CAPITAL CORP.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal
President

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